Exhibit 10.2

                                                                  EXECUTION COPY


                           SECURITIES PLEDGE AGREEMENT


               Securities Pledge Agreement dated as of June 17, 2008 (this "Agreement") made by Rogers Corporation, a Massachusetts corporation having its principal place of business at One Technology Drive, Rogers, Connecticut 06263 (the "Pledgor").

RECITALS:

A. Rogers Technologies (Barbados) SRL, a corporation organized and existing under the laws of Barbados having its principal place of business at Fidelity House, Wildey Business Park, St. Michael, Barbados ("Rogers Barbados"), and Rogers N.V., a corporation organized and existing under the laws of Belgium having its principal office at Afrikalaan 188, B-9000, Gent, Belgium ("Rogers Belgium") (Rogers Barbados, and Rogers Belgium are sometimes referred to individually as a "Pledged Company" and collectively as the "Pledged Companies") are subsidiaries of the Pledgor.

B. The Pledgor is the legal and beneficial owner of 99% of the issued and outstanding common shares of Rogers Belgium and is the legal and beneficial owner of 99% of the issued and outstanding common shares of Rogers Barbados.

C. Pursuant to a certain Multicurrency Revolving Credit Agreement dated as of November 13, 2006, as amended by Amendment No. 1 to Multicurrency Revolving Credit Agreement dated as of November 10, 2007 and as amended by Amendment No. 2 (the "Second Amendment") to Multicurrency Revolving Credit Agreement dated as of the date hereof by and between the Pledgor and RBS Citizens, National Association (the "Bank"), a national banking association, (the "Credit Agreement") the Bank agreed, subject to the terms and conditions set forth therein, to extend credit to the Pledgor.

D. As security for the Pledgor's obligations under the Credit Agreement, the Bank is requiring the Pledgor to grant a security interest in certain shares of the common stock of the Pledged Companies owned and held by Pledgor, which shares constitute sixty-five percent (65%) of the common stock of each of the Pledged Companies issued and outstanding as of the date hereof, the stock certificate numbers of the same being listed on attached Schedule 1 hereto.

               In consideration of the foregoing and other consideration, the receipt and sufficiency of which are hereby acknowledged by the Pledgor, the Pledgor agrees as follows:

                                    ARTICLE 1
                                 INTERPRETATION

               Section 1.1 Capitalized Terms. All capitalized terms used but not otherwise defined in this Agreement shall have the meanings attributed to them in the Credit Agreement.

               Section 1.2 Amendments, Restatements, etc. All references to agreements (including this Agreement) and to other documents or instruments herein shall be deemed to refer to that agreement, document or instrument as the same may be amended, restated, supplemented or otherwise modified from time to time.

               Section 1.3 Laws, Statutes, etc. All references to laws, statutes, acts or regulations in this Agreement shall be deemed to refer to the same as such may be amended, restated, supplemented or otherwise modified and in force from time to time.

               Section 1.4 Recitals. Each of the Recitals and Schedule 1 shall, for all purposes hereof, form an integral part of this Agreement.

                                    ARTICLE 2
                                    SECURITY

               Section 2.1 Pledge. (1) The Pledgor hereby assigns, mortgages, charges, hypothecates and pledges to the Bank, and grants a security interest in the securities in the capital of the Pledged Companies described on Schedule 1 hereto and hereby deposits with the Bank any and all security certificates evidencing such securities (collectively, together with the securities referred to in Sections 2.1(2) and 2.3(3), the "Securities") upon and subject to the terms hereof.

       (2) The Securities shall include any substitutions therefor, additions thereto or proceeds thereof, arising out of any consolidation, subdivision, reclassification, stock dividend or similar increase or decrease in or alteration of the capital of the Pledged Companies or any other event.

       (3) The Securities endorsed in blank for transfer shall forthwith be delivered to and remain in the custody of the Agent or its nominee to be held by the Agent or its nominee for the benefit of the Bank, as general and continuing collateral security for the payment and performance of the Obligations. Any or all Securities may, at the option of the Bank, be registered in the name of the Bank or its nominee. The Pledgor covenants to deliver such stock powers and similar documents with respect to the Securities as the Bank or its nominee may reasonably from time to time request, satisfactory in form and substance to the Bank. If the constating documents of either of the Pledged Companies restrict the transfer of the Securities, then the Pledgor shall also deliver to the Bank a certified copy of a resolution of the directors or shareholders of the relevant Pledged Companies consenting to the transfer(s) contemplated by this Pledge.

               Section 2.2 Obligations Secured. (1) The assignments, mortgages, charges, hypothecations and pledges granted hereby (collectively, the "Pledge") secure the payment and the performance by the Pledgor of the Obligations.

       (2) All expenses, costs and charges incurred by or on behalf of the Bank in connection with, the preservation of the Pledge or the realization of the Securities, including all legal fees, court costs, receiver's or agent's remuneration and other expenses of taking possession of, protecting, insuring, preparing for disposition, realizing, registering, collecting, selling, transferring, delivering, enforcing or obtaining payment of the Securities shall be added to and form a part of the Obligations.

               Section 2.3 Attachment. (1) The Pledgor and the Bank hereby acknowledge that (i) value has been given by the Bank to the Pledgor; (ii) the Pledgor has rights in the Securities; (iii) the Pledgor has not agreed to postpone the time of attachment of the Pledge; and (iv) the Pledgor has received a duplicate original copy of this Agreement.

       (2) If the Securities are now or at any time hereafter become evidenced in whole or in part by uncertificated securities registered or recorded in records maintained by or on behalf of a Pledged Company in the name of a clearing agency or a custodian or of a nominee of either, the Pledgor shall, at the request of the Bank, cause the Pledge to be entered in the records of the clearing agency.

       (3) If the Pledgor acquires any certificates evidencing the Securities not already delivered to the Bank after the date hereof, the Pledgor will, forthwith upon receipt by the Pledgor, deliver to the Bank such certificates and shall, at the request of the Bank: (i) cause the transfer thereof to the Bank to be registered wherever, in the opinion of the Bank, such registration may be required or advisable; (ii) duly endorse the same for transfer in blank or as the Bank may direct; and (iii) forthwith deliver to the Bank any and all consents or other instruments or documents which may be necessary to effect the transfer of the Securities to the Bank or any third party, as the Bank may direct.

               Section 2.4 Bank's Care and Custody of Securities. (1) The Bank shall not be bound to collect, dispose of, realize, protect or enforce any of the Pledgor's right, title and interest in and to the Securities, to institute proceedings for the purpose thereof or to take any steps necessary to preserve rights against prior parties in respect thereof.

       (2) The Bank need not see to the collection of dividends on or exercise any option or right in connection with the Securities and need not protect or preserve them from any loss of value and is hereby released from all responsibility for loss of value. The Bank shall be bound to exercise in the keeping of the Securities only the same degree of care as it would exercise with respect to its own securities kept at the same place.

               Section 2.5 Rights of the Pledgor. (1) Until (i) an Event of Default has occurred and is continuing, (ii) the Pledge has become enforceable, and (iii) the Bank has delivered written notice to the Pledgor suspending the Pledgor's right to vote the Securities, the Pledgor shall be entitled to vote the Securities and to receive all dividends, payments or other distributions in respect thereof.

       (2) Except as otherwise provided in the Loan Documents, whenever the Pledge has become enforceable and the Bank has delivered written notice to the Pledgor suspending the Pledgor's right to vote the Securities, all rights of the Pledgor to exercise the voting and other rights or to receive the dividends, payments and other distributions it would otherwise be entitled to exercise or receive shall cease, and all such rights shall thereupon become vested solely and absolutely in the Bank.

       (3) Any dividends, payments or other distributions received hereunder by (i) the Bank prior to the Pledge becoming enforceable in accordance with
Section 2.5(1); or (ii) the Pledgor contrary to Section 2.5(2) or any other moneys or other property which may be received by the Pledgor at any time for or in respect of the Securities contrary thereto shall, in each case, be received by such party as trustee for the party entitled hereunder to receive such amounts and shall be forthwith paid over thereto.

                                    ARTICLE 3
                                   ENFORCEMENT

               Section 3.1 Default. The Pledge shall be and become enforceable against the Pledgor following the occurrence and during the continuance of an Event of Default.

               Section 3.2 Remedies. Whenever the Pledge has become enforceable, the Bank may at any time, in its sole discretion, realize upon or otherwise dispose of or contract to dispose of the Securities by sale, transfer or delivery or may exercise and enforce all rights and remedies of a holder of the Securities as if the Bank were the absolute owner thereof (including, if necessary, causing the Securities to be registered in the name of the Agent or its nominee), without demand of performance or other demand, advertisement or notice of any kind to or upon the Pledgor and any such remedy may be exercised separately or in combination and shall be in addition to and not in substitution for any other rights the Bank, or either of them, may have, however created. The Bank shall not be bound to exercise any such right or remedy, and the exercise of such rights and remedies shall be without prejudice to the rights of the Bank in respect of the Obligations.

               Section 3.3 Appointment of Attorney. The Pledgor hereby irrevocably appoints the Bank (and any officer thereof) as attorney of the Pledgor (with full power of substitution) to exercise in the name of and on behalf of the Pledgor at any time after the Pledge has become enforceable any of the Pledgor's right (including the right of disposal), title and interest in and to the Securities, including the execution, endorsement, delivery and transfer of the Securities to the Bank, their respective nominees or transferees, and the Bank and its respective nominees or transferees are hereby empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Securities at any time after the Pledge has become enforceable to the same extent as the Pledgor might do. The power of attorney herein granted is in addition to, and not in substitution for, any stock power of attorney delivered by the Pledgor and such powers of attorney may be relied upon by the Bank severally or in combination. All acts of any such attorney are hereby ratified and approved, and such attorney shall not be liable for any act, failure to act or any other matter or thing in connection therewith, except for its own negligence or willful misconduct.

               Section 3.4 Dealing with the Securities and the Pledge. (1) The Bank shall not be obliged to exhaust its recourse against the Pledgor or any other Person or Persons or against any other security or guarantees it may hold in respect of the Obligations before realizing upon or otherwise dealing with the Securities in such manner as it may consider desirable.

       (2) The Bank may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Pledgor and with other parties, sureties or securities as the Bank may see fit without prejudice to the Obligations or the rights of the Bank in respect of the Securities.

       (3) The Bank shall not be (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Securities; (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Securities or for the purpose of preserving any rights of the Bank, the Pledgor or any other parties in respect thereof; (iii) responsible for any loss occasioned by any sale or other dealing with the Securities or by the retention of or failure to sell or otherwise deal therewith, other than loss occasioned by gross negligence or wilful misconduct; or (iv) bound to protect the Securities from depreciating in value or becoming worthless.

               Section 3.5 Standards of Sale. Without prejudice to the ability of the Bank to dispose of the Securities in any other manner which is commercially reasonable, the Pledgor acknowledges that a disposition of Securities by the Bank which takes place substantially in accordance with the following provisions shall be deemed to be commercially reasonable:

       (a)     Securities may be disposed of in whole or in part;

       (b) Securities may be disposed of by public sale, private contract or otherwise, with or without advertising and without any other formality, except as required by law;

       (c) if permitted by law, any purchaser of such Securities may be the Bank or a customer of the Bank;

       (d) any sale conducted by the Bank shall be at such time and place, on such notice and in accordance with such procedures as the Bank, in its sole discretion, may deem advantageous;

       (e) Securities may be disposed of in any manner and on any terms necessary to avoid violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of the Securities) or in order to obtain any required approval of the disposition (or of the resulting purchase) by any governmental or regulatory authority or official;

       (f) a disposition of Securities may be on such terms and conditions as to credit or otherwise as the Bank, in its sole discretion, may deem advantageous; and

       (g) the Bank may establish an upset or reserve bid or price in respect of the Securities.

               Section 3.6 Application of Moneys. Any proceeds of the Securities may be held in lieu of the Securities realized upon and may, as and when the Bank sees fit, be applied or appropriated as the Bank may elect on account of the Obligations and the balance, if any, shall be paid to the Pledgor or as a court of competent jurisdiction may direct. If there shall be a deficiency after such application, then the Pledgor shall remain liable for such deficiency and shall pay the amount of such deficiency to the Bank forthwith.

               Section 3.7 Dealings by Third Parties. (1) No person dealing with the Bank or its agent or a receiver shall be required to determine (i) whether the Pledge has become enforceable; (ii) whether the powers which the Bank or its agent is purporting to exercise have become exercisable; (iii) whether any money remains due to the Bank by the Pledgor; (iv) the necessity or expediency of the stipulations and conditions subject to which any sale shall be made; (v) the propriety or regularity of any sale or of any other dealing by the Bank with the Securities; or (vi) to see to the application of any money paid to the Bank.

       (2) Any purchaser of Securities from the Bank shall hold the Securities absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgor, which it hereby specifically waives (to the fullest extent permitted by law) as against any such purchaser, all rights of redemption, stay or appraisal which the Pledgor has or may have under any rule of law or statute now existing or hereafter adopted.

                                   ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

               Section  4.1  Representations   and   Warranties.   The   Pledgor
represents and warrants to the Bank that:

       (a) Schedule 1 correctly sets forth the percentage of the issued and outstanding securities of each class of the equity interests of the Pledged Companies represented by such Securities;

       (b) the Securities have been duly and validly authorized and issued by each Pledged Company and are fully paid and nonassessable;

       (c)     except for the security interests  granted  hereunder the Pledgor
               (i) is and, subject to any transfers made in compliance with this Agreement or the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Securities indicated on
               Schedule 1, (ii) holds the same free  and  clear  of  all  Liens,
               (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Securities, other than Liens created by this Agreement, and transfers made in compliance with this Agreement, and (iv) will cause any and all Securities, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Bank and pledged or assigned hereunder;

       (d) except for restrictions and limitations imposed by the Loan Documents, the constating documents of each Pledged Company, or securities laws generally, the Securities are and will continue to be freely transferable and assignable, and none of the Securities are or will be subject to any option, right of first refusal or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Securities hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Bank of rights and remedies hereunder;

       (e) the Pledgor (i) has the power and authority to pledge the Securities pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all Persons whomsoever;

       (f) no consent or approval of any governmental authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

       (g) subject to any security interests granted under, when any certificates evidencing Securities are delivered to the Bank in accordance with this Agreement, the Bank will obtain a legal, valid and perfected first-priority lien upon and security interest in the Securities as security for the payment and performance of the Obligations; and

       (h) the pledge effected hereby is effective to vest in the Bank the rights of the Bank in the Securities as set forth herein.

                                    ARTICLE 5
                                     GENERAL

               Section 5.1 Discharge. This Pledge shall be released and discharged upon, but only upon (i) the irrevocable and unconditional payment in full of the Obligations under the Credit Agreement and the other Loan Documents; and (ii) the request in writing for such discharge. Upon such release and discharge, the Bank shall deliver the Securities to the Pledgor with all powers of attorney or transfers duly signed so as to permit completion of the transfer of the Securities of the Pledgor. Upon request in writing by, and at the expense of, the Pledgor, the Bank shall execute and deliver to the Pledgor such deeds, releases, discharges or other instruments as shall be reasonably required to evidence the discharge and release of this Pledge and the security interest hereby constituted.

               Section 5.2 No Representations, etc. There are no other representations, collateral agreements, covenants or conditions with respect to this Agreement or affecting the Pledgor's liability hereunder other than as referenced in this Agreement or as contained in the Credit Agreement and the other Loan Documents.

               Section 5.3 No Merger, etc. No judgment recovered by the Agent shall operate by way of merger of or in any way affect the Pledge, which is in addition to and not in substitution for any other security now or hereafter held by the Agent in respect of the Obligations.

               Section 5.4 Amendments, Waivers, etc. (1) No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Pledgor from such provisions, shall be effective unless approved in writing by the Bank. Any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

       (2) No amendment, waiver or consent shall, unless in writing and signed by the Bank and the Pledgor, affect the rights or duties of the Bank and the Pledgor under this Agreement.

       (3) No failure on the part of the Bank to exercise, and no delay in exercising, any right under any of this Agreement shall operate as a waiver of such right; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right.

               Section 5.5 Further Assurances. The Pledgor shall from time to time, whether before or after the Pledge shall have become enforceable, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Bank may reasonably require for protecting the Securities or perfecting the Pledge and for exercising all powers, authorities and discretions hereby conferred upon the Bank, and the Pledgor shall, from time to time after the Pledge has become enforceable, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Bank may require for facilitating the sale of the Securities in connection with any realization thereof or otherwise giving effect to the rights and remedies of the Bank pursuant hereto.

               Section 5.6 Successors and Assigns. This Agreement shall be binding upon and shall enure to the benefit of the parties and their respective successors and permitted assigns. The Pledgor shall not have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank. The Bank may assign any of its rights or obligations hereunder without the prior written consent of the Pledgor.

               Section 5.7 Headings, etc. The division of this Agreement into articles, sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.

               Section 5.8 Severability. If any provision of this Agreement shall be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

               Section 5.9 Conflict. In the event of a conflict or inconsistency between the provisions of this Agreement and the provisions of the Credit Agreement or any other Loan Documents, the provisions giving the Bank greater rights or remedies shall govern (to the maximum extent permitted by applicable law), it being understood that the purpose of this Agreement, the Credit Agreement and the other Loan Documents is to add to, and not detract from, the rights granted to the Bank under the Credit Agreement and the other Loan Documents.

               Section 5.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties.

               Section 5.11 Notices. Any demand, notice, request, consent, approval or other communication required or permitted to be made or given by any party hereto to any other party hereto in connection with this Agreement shall be made in accordance with the notice procedures set out in the Credit Agreement.

               Section 5.12 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

               IN WITNESS WHEREOF the Pledgor has duly executed this Agreement as of the day set forth above.

                                     ROGERS CORPORATION


                                     By:   /s/ Robert D. Wachob
                                           -------------------------------------
                                           Robert D. Wachob
                                           President and Chief Executive Officer


                                     By:   /s/ Dennis M. Loughran
                                           -------------------------------------
                                           Dennis M. Loughran
                                           Vice President - Finance and
                                           Chief Financial Officer

                                   Schedule 1
                               Pledged Securities
                               ------------------



   Security           Number of         Certificate     Percentage of Issued and
    Issuer           Securities          Number(s)         Outstanding Shares
    ------           ----------          ---------         ------------------

Rogers Barbados


Rogers Belgium